Exhibit 1.1

Certified Copy

Name/Structure Change Alberta Corporation - Registration Statement

Service Request Number:	2393449
Corporate Access Number:	201026648

Legal Entity Name:	PCL EMPLOYEES HOLDINGS LTD.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	PCL EMPLOYEES HOLDINGS LTD.
New French Equivalent Name:
Nuans Number:	PRE-CONV
Nuans Date:	1977/04/25
French Nuans Number:
French Nuans Date:

Share Structure:	SEE ELECTRONIC ATTACHMENT
Share Transfers Restrictions:	SEE ELECTRONIC ATTACHMENT
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	12
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	SEE ELECTRONIC ATTACHMENT
BCA Section/Subsection:

Professional Endorsement Provided:
Future Dating Required:

Annual Return

File Year	Date Filed
1999	1999/07/09
1998	1998/04/29
1997	1997/05/05

Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2000/10/13
Restrictions on Share Transfers	ELECTRONIC	2000/10/13
Other Rules or Provisions	ELECTRONIC	2000/10/13
Shares in Series	ELECTRONIC	2000/10/16
Share Structure	ELECTRONIC	2000/10/16
Restrictions on Share Transfers	ELECTRONIC	2000/10/16
Other Rules or Provisions	ELECTRONIC	2000/10/16

Registration Authorized By:	DOUGLAS R. STOLLERY
SOLICITOR

SCHEDULE 1

1.	Class 4 Series ‘01 Shares

a.	The Corporation is hereby authorized to issue a series of Class 4 shares designated as Series ‘01, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 4 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘01 share;

c.	The provisions of sub-paragraph 1 (o) of Schedule “A” to the Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 4 Series ‘01 shares;

d.	There shall be attached to the Class 4 Series ‘01 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 1 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

2.	Class 3 Series ‘01 Shares

a.	The Corporation is hereby authorized to issue a series of Class 3 shares designated as Series ‘01, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 3 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘01 share;

c.	The provisions of sub-paragraph 2 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 3 Series ‘01 shares;

d.	There shall be attached to the Class 3 Series ‘01 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 2 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

3.	Class 2 Series ‘01 Shares

a.	The Corporation is hereby authorized to issue a series of Class 2 shares designated as Series ‘01, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 2 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘01 share;

c.	The provisions of sub-paragraph 3 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 2 Series ‘01 shares;

d.	There shall be attached to the Class 2 Series ‘01 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 3 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

4.	Class 1 Series ‘01 Shares

a.	The Corporation is hereby authorized to issue a series of Class 1 shares designated as Series ‘01, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 1 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘01 share;

c.	The provisions of sub-paragraph 4 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 1 Series ‘01 shares;

d.	There shall be attached to the Class 1 Series ‘01 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 4 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

5.	Class 4 Series ‘02 Shares

a.	The Corporation is hereby authorized to issue a series of Class 4 shares designated as Series ‘02, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 4 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘02 share;

c.	The provisions of sub-paragraph 1 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 4 Series ‘02 shares;

d.	There shall be attached to the Class 4 Series ‘02 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 1 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

6.	Class 3 Series ‘02 Shares

a.	The Corporation is hereby authorized to issue a series of Class 3 shares designated as Series ‘02, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 3 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such

c.	The provisions of sub-paragraph 2 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 3 Series ‘02 shares;

d.	There shall be attached to the Class 3 Series ‘02 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 2 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

7.	Class 2 Series ‘02 Shares

a.	The Corporation is hereby authorized to issue a series of Class 2 shares designated as Series ‘02, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 2 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘02 share;

c.	The provisions of sub-paragraph 3 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 2 Series ‘02 shares;

d.	There shall be attached to the Class 2 Series ‘02 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 3 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

8.	Class 1 Series ‘02 Shares

a.	The Corporation is hereby authorized to issue a series of Class 1 shares designated as Series ‘02, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 1 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘02 share;

c.	The provisions of sub-paragraph 4 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 1 Series ‘02 shares;

d.	There shall be attached to the Class 1 Series ‘02 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 4 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

9.	Class 4 Series ‘03 Shares

a.	The Corporation is hereby authorized to issue a series of Class 4 shares designated as Series ‘03, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 4 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘03 share;

c.	The provisions of sub-paragraph 1 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 4 Series ‘03 shares;

d.	There shall be attached to the Class 4 Series ‘03 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 1 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

10.	Class 3 Series ‘03 Shares

a.	The Corporation is hereby authorized to issue a series of Class 3 shares designated as Series ‘03, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 3 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘03 share;

c.	The provisions of sub-paragraph 2 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 3 Series ‘03 shares;

d.	There shall be attached to the Class 3 Series ‘03 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 2 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

11.	Class 2 Series ‘03 Shares

a.	The Corporation is hereby authorized to issue a series of Class 2 shares designated as Series ‘03, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 2 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘03 share;

c.	The provisions of sub-paragraph 3 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 2 Series ‘03 shares;

d.	There shall be attached to the Class 2 Series ‘03 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 3 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

12.	Class 1 Series ‘03 Shares

a.	The Corporation is hereby authorized to issue a series of Class 1 shares designated as Series ‘03, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 1 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘03 share;

c.	The provisions of sub-paragraph 4 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 1 Series ‘03 shares;

d.	There shall be attached to the Class 1 Series ‘03 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 4 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

13.	Class 4 Series ‘04 Shares

a.	The Corporation is hereby authorized to issue a series of Class 4 shares designated as Series ‘04, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 4 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘04 share;

c.	The provisions of sub-paragraph 1 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 4 Series ‘04 shares;

d.	There shall be attached to the Class 4 Series ‘04 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 1 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

14.	Class 3 Series ‘04 Shares

a.	The Corporation is hereby authorized to issue a series of Class 3 shares designated as Series ‘04, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 3 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘04 share;

c.	The provisions of sub-paragraph 2 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 3 Series ‘04 shares;

d.	There shall be attached to the Class 3 Series ‘04 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 2 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

15.	Class 2 Series ‘04 Shares

a.	The Corporation is hereby authorized to issue a series of Class 2 shares designated as Series ‘04 which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 2 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘04 share;

c.	The provisions of sub-paragraph 3 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 2 Series ‘04 shares;

d.	There shall be attached to the Class 2 Series ‘04 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 3 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

16.	Class 1 Series ‘04 Shares

a.	The Corporation is hereby authorized to issue a series of Class 1 shares designated as Series ‘04, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 1 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘04 share;

c.	The provisions of sub-paragraph 4 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 1 Series ‘04 shares;

d.	There shall be attached to the Class 1 Series ‘04 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 4 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

17.	Class 4 Series ‘05 Shares

a.	The Corporation is hereby authorized to issue a series of Class 4 shares designated as Series ‘05, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 4 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘05 share;

c.	The provisions of sub-paragraph 1 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 4 Series ‘05 shares;

d.	There shall be attached to the Class 4 Series ‘05 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 1 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

18.	Class 3 Series ‘05 Shares

a.	The Corporation is hereby authorized to issue a series of Class 3 shares designated as Series ‘05, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 3 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘05 share;

c.	The provisions of sub-paragraph 2 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 3 Series ‘05 shares;

d.	There shall be attached to the Class 3 Series ‘05 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 2 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

19.	Class 2 Series ‘05 Shares

a.	The Corporation is hereby authorized to issue a series of Class 2 shares designated as Series “05, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 2 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘05 share;

c.	The provisions of sub-paragraph 3 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 2 Series ‘05 shares;

d.	There shall be attached to the Class 2 Series ‘05 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 3 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

20.	Class 1 Series ‘05 Shares

a.	The Corporation is hereby authorized to issue a series of Class 1 shares designated as Series ‘05, which series shall consist of an unlimited number of shares;

b.	There shall be attached to each Class 1 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘05 share;

c.	The provisions of sub-paragraph 4 (o) of Schedule “A” to the Restated Articles of the Corporation shall apply to the exercise of the conversion right and privilege respecting the Class 1 Series ‘05 shares;

d.	There shall be attached to the Class 1 Series ‘05 shares the rights, privileges, restrictions and conditions set forth in sub-paragraphs 4 (b) (i), (ii) and (iii) of Schedule “A” to the Restated Articles of the Corporation.

SCHEDULE 1 TO THE

RESTATED ARTICLES OF INCORPORATION

1. (a) The Corporation is authorized to issue an unlimited number of Class 4 shares.

    (b) There are attached to the Class 4 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i)	Voting

The holders of the Class 4 shares shall, subject to the provisions of the Business Corporations Act, be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to vote at all such meetings.

(ii)	Dividends

Any dividend may be declared on Class 4 shares to the exclusion of any other class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 4 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 4 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 4 shares and of dividends declared on any other class of shares.

(iii)	Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv)	Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 4 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 4 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 4 shares designated as Series’ 77 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘77 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘77 share.

(d) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series’ 79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘89 share.

(n1)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘90 share.

(n2)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘91 share.

(n3)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘92 share.

(n4)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘93 share.

(n5)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘94 share.

(n6)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘95 share.

(n7)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘96 share.

(n8)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘97 share.

(n9)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘98 share.

(n10)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘99 share.

(n11)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘00 share.

(n12)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘01 share.

(n13)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘02 share.

(n14)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘03 share.

(n15)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘04 share.

(n16)	The Corporation is authorized to issue a series of Class 4 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 4 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 3 Series ‘05 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i)	The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii)	The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

1. (a) The Corporation is authorized to issue an unlimited number of Class 3 shares.

    (b) There are attached to the Class 3 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i)	Voting

The holders of the Class 3 shares shall, subject to the provisions of the Business Corporations Act, be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to vote at all such meetings.

(ii)	Dividends

Any dividend may be declared on Class 3 shares to the exclusion of any other class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 3 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 3 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 3 shares and of dividends declared on any other class of shares.

(iii)	Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv)	Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 3 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 3 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘77 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘77 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘77 share.

(d) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘89 share.

(n1)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘90 share.

(n2)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘91 share.

(n3)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘92 share.

(n4)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘93 share.

(n5)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘94 share.

(n6)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘95 share.

(n7)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘96 share.

(n8)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘97 share.

(n9)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘98 share.

(n10)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘99 share.

(n11)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘00 share.

(n12)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘01 share.

(n13)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘02 share.

(n14)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘03 share.

(n15)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘04 share.

(n16)	The Corporation is authorized to issue a series of Class 3 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 3 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 4 Series ‘05 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i)	The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the Corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii)

The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion.

Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

1. (a) The Corporation is authorized to issue an unlimited number of Class 2 shares.

    (b) There are attached to the Class 2 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i)	Voting

The holders of the Class 2 shares shall not, subject to the provisions of the Business Corporations Act, be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation or to vote at such meetings.

(ii)	Dividends

Any dividend may be declared on Class 2 shares to the exclusion of any other Class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 2 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 2 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 2 shares and of dividends declared on any other class of shares.

(iii)	Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv)	Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 2 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 2 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘78 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘78 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘78 share.

(d) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 2

Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘89 share.

(n1)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘90 share.

(n2)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘91 share.

(n3)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘92 share.

(n4)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘93 share.

(n5)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘94 share.

(n6)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘95 share.

(n7)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘96 share.

(n8)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘97 share.

(n9)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘98 share.

(n10)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘99 share.

(n11)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘00 share.

(n12)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘01 share.

(n13)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘02 share.

(n14)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘03 share.

(n15)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘04 share.

(n16)	The Corporation is authorized to issue a series of Class 2 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 2 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 1 Series ‘05 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i)	The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii)

The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion.

Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

1.(a) The Corporation is authorized to issue an unlimited number of Class 1 shares.

   (b) There are attached to the Class 1 shares of the Corporation the following rights, privileges, restrictions and conditions:

(i)	Voting

The holders of the Class 1 shares shall not, subject to the provisions of the Business Corporations Act, be entitled to receive notice of or to attend any meetings of the shareholders of the Corporation or to vote at such meetings.

(ii)	Dividends

Any dividend may be declared on Class 1 shares to the exclusion of any other Class of shares, provided that a separate dividend of an equal amount per share is contemporaneously declared on each of the other classes of shares. The directors of the Corporation shall be at liberty, at their discretion, to determine whether any dividend declared on the Class 1 shares shall be declared out of the capital dividend account or any other account of the Corporation, whether or not the dividend declared on any other class of shares is declared out of such account. The directors shall also be at liberty, at their discretion, to make any income tax elections respecting any dividend declared on Class 1 shares, regardless of whether such elections result in different income tax treatment, for the Corporation or the shareholders, of dividends declared on the Class 1 shares and of dividends declared on any other class of shares.

(iii)	Winding-Up

In the event of liquidation, dissolution or winding up of the Corporation the holders of all classes of shares in respect of which dividends have been declared but are unpaid shall first share pro rata in the assets of the Corporation with respect to such unpaid dividends and any remaining assets shall then be distributed amongst the shareholders of the Corporation, of all classes, in proportion to the numbers of shares held by them.

(iv)	Series

The directors of the Corporation may at any time and from time to time create one or more additional series of Class 1 shares, each series to consist of such number of authorized shares as may before the issuance thereof be fixed by the directors. The directors shall before the issuance of any series of Class 1 shares determine a designation for such series and may determine any rights or privileges of conversion to other classes or series of shares to be attached to such series, but shall not otherwise determine any rights, privileges, restrictions or conditions to be attached to such series.

(c) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘78 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘78 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘78 share.

(d) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘79 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘79 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘79 share.

(e) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘80 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘80 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘80 share.

(f) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘81 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘81 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘81 share.

(g) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘82 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘82 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘82 share.

(h) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘83 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘83 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘83 share.

(i) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘84 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘84 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘84 share.

(j) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘85 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘85 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘85 share.

(k) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘86 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘86 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘86 share.

(l) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘87 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘87 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘87 share.

(m) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘88 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘88 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘88 share.

(n) The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘89 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘89 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘89 share.

(n1)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘90 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘90 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘90 share.

(n2)

The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘91 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘91 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘91 share.

(n3)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘92 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘92 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘92 share.

(n4)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘93 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘93 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘93 share.

(n5)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘94 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘94 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘94 share.

(n6)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘95 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘95 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘95 share.

(n7)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘96 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘96 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘96 share.

(n8)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘97 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘97 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘97 share.

(n9)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘98 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘98 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘98 share.

(n10)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘99 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘99 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘99 share.

(n11)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘00 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘00 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘00 share.

(n12)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘01 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘01 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘01 share.

(n13)

The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘02 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘02 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘02 share.

(n14)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘03 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘03 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘03 share.

(n15)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘04 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘04 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘04 share.

(n16)	The Corporation is authorized to issue a series of Class 1 shares designated as Series ‘05 which series shall consist of an unlimited number of shares. There is attached to each Class 1 Series ‘05 share the right and privilege, exercisable by the holder thereof at any time by notice thereof to the Corporation, to convert such share into one Class 2 Series ‘05 share.

(o) The conversion right and privilege in respect of each series as aforesaid shall be exercised as follows:

(i)	The exercise of the right and privilege shall be effective either when a holder serves upon the Corporation a notice in writing requesting conversion of his shares or when such notice is deemed to be given pursuant to any unanimous shareholder agreement to which the holder and the corporation are parties, PROVIDED HOWEVER that such notice shall be ineffective if it contravenes the Corporation’s Articles of Continuance or any such unanimous shareholder agreement.

(ii)	The Corporation shall not be obliged to issue share certificates for shares issued on a conversion until such time as the holder has surrendered to the Corporation certificates representing the shares held prior to conversion. Notwithstanding the foregoing, all certificates representing shares held prior to conversion shall be deemed cancelled.

SCHEDULE “2” TO THE

RESTATED ARTICLES OF INCORPORATION

4. Restrictions if any on Share Transfers

The nature of the restrictions on share transfers appears in a Unanimous Shareholder Agreement effective the 31st day of May, 1988 as amended by Amending Agreements in 1989, 1996 and 1998

SCHEDULE “3” TO THE RESTATED

ARTICLES OF INCORPORATION

1. The number of shareholders of the Corporation, exclusive of:

(a)	persons who are in its employment or that of an affiliate (within the meaning of The Securities Act (Alberta)), and

(b)	persons who, having been formerly in its employment or that of an affiliate (within the meaning of The Securities Act (Alberta)), were, while in that employment, shareholders of the Corporation and have continued to be shareholders of Corporation after termination of that employment;

is limited to not more than fifty persons, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

2. Any invitation to the public to subscribe for securities of the Corporation is prohibited.

3. The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed one third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4. The Corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for a debt of the shareholder to the Corporation.

5. A special resolution passed at a meeting of shareholders shall require a majority of not less than three-quarters of the votes cast by the shareholders who voted in respect of that resolution.

6. Sub-section 37(5) of the Alberta Business Corporations Act shall not apply to the stated capital accounts of the shares authorized hereunder, but for the purposes of sub-section 37(4) of the said Act, where, under the provisions of these Articles of Continuance, as amended, there is attached to a series of shares of a particular class (the “First Series”) a right to convert a share of that series into a share of series of another class (the “Second Series”) and there is likewise attached to the Second Series a right to convert a share of the Second Series into a share of the First Series and a share of the First Series is converted into a share of the Second Series, or vice versa, the amount of stated capital attributable to a share in either series is the aggregate of the stated capital of both series divided by the number of issued shares of both series immediately before the conversion.